SMITH BARNEY MONEY FUNDS, INC.
Cash Portfolio
Government Portfolio
Supplement dated June 12, 1998
to the Prospectuses dated April 30, 1998

The following information supplements, and to the extent inconsistent therewith,replaces the information contained in the Prospectuses.

Effective immediately, Class C shares will be renamed Class L shares.




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